EXHIBIT 10.1

ADDENDUM TO MR. DANIEL CATTLIN’S EMPLOYMENT AGREEMENT

This ADDENDUM TO EMPLOYMENT AGREEMENT (this “Addendum”) is dated as of June 23, 2014, (the “Addendum Effective Date”) between Patriot Berry Farms, Inc., a Nevada corporation, (the “Company”), and Daniel Cattlin (the “Officer”).

RECITALS:

WHEREAS, Officer is currently employed with the Company and previously entered into an Employment Agreement (the “Employment Agreement”) with the Company as of March 21, 2014; and

WHEREAS, Officer and the Company have agreed to amend the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Addendum and other good and valuable consideration, the Employee and the Company, intending to be legally bound, hereby agree as follows:

1.           Section 4(c) is hereby added in its entirety to the Employment Agreement:

“(c)           Equity Compensation. Upon execution of this Addendum, the Officer shall be issued 1,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). On each one year anniversary of the Addendum Effective Date, during the Term, the Officer shall be issued an additional 500,000 shares of Common Stock. The Officer acknowledges and agrees that the Common Stock issued pursuant to this Addendum may not be transferred absent such registration or pursuant to an exemption from registration. The Officer agrees to execute and deliver such other documentation requested by the Company necessary or desirable in connection with the issuance of the Common Stock.

2.           This Addendum shall be deemed part of, but shall take precedence over and supersede any provisions directly to the contrary contained in the Employment Agreement.

3.           All initial capitalized terms not otherwise defined in this Addendum shall have the meaning ascribed to them in the Employment Agreement unless otherwise provided.

4.           Except as specifically modified hereby, all of the provisions of the Employment Agreement which are not in conflict with the terms of this Addendum shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

OFFICER	PATRIOT BERRY FARMS, INC.

/s/ Daniel Cattlin	By:	/s/ Daniel Cattlin
Mr. Daniel Cattlin	Name:	Daniel Cattlin
	Title:	President, Chief Executive Officer, Secretary, and Treasurer